UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K /A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2009


                       Air Transport Group Holdings, Inc.
               (Exact Name of Registrant As Specified In Charter)

              Nevada                    333-151350                98-0491567
 (State or other jurisdiction of       (Commission              (IRS Employee
  incorporation or organization)       File Number)          Identification No.)

                                7453 Woodruff Way
                            Stone Mountain, GA 30087
                    (Address of Principal Executive Offices)

                                 (404) 671-9253
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

This Amendment No.2 on Form 8-K/A to the Air Transport Group Holdings, Inc. Form 8-K originally filed with the U.S. Securities and Exchange Commission (the "SEC") on August 12, 2009 (the "Form 8-K") adds additional disclosure obtained subsequent to the filing of the Form 8-K.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of independent registered public accounting firm

On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered ("Moore"), its independent registered public account firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs ("Seale") was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore and the engagement of Seale as its independent auditor. None of the reports of Moore on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended April 30, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 7, 2009.

On August 27, 2009, the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of Moore, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation. The Company plans to no longer include Moore's audit reports or consents in future filings with the SEC. The Company has requested that Moore furnish it with an Exhibit 16 letter addressed to the Commission stating whether or not it agrees with the above statements. The Company was unable to obtain an amended Exhibit 16 letter from Moore.

(b) New independent registered public accounting firm

On August 7, 2009, the registrant engaged Seale as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

16.1 Letter of Moore & Associates, Chartered, originally included as an Exhibit on Form 8-K filed August 12, 2009

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                              Air Transport Group Holdings, Inc.


Date: September 17, 2009                      By: /s/ Arnold Leonora
                                                 -------------------------------
                                                 Arnold Leonora
                                                 Chief Executive Officer


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